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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: DECEMBER 10, 2002

                        DATE OF REPORT: DECEMBER 11, 2002


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

             Delaware                                  1-11727                                   73-1493906
  (State or other jurisdiction                 (Commission file number)              (I.R.S. Employer Identification No.)
of incorporation or organization)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 10, 2002 Heritage Propane Partners, L.P. announced that it had entered into a definitive agreement to acquire the retail propane assets of V-1 Oil Co. of Idaho Falls, Idaho, as described in the Press Release dated December 10, 2002, attached as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses acquired.

                  Not applicable.

         (b)      Proforma Financial Information.

                  Not applicable.



         (c)      Exhibits.

                  The following is filed herewith:

                  Exhibit No. 99-1 - Press Release dated December 10, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED:  December 11, 2002.

                                         HERITAGE PROPANE PARTNERS, L.P.

                                                  By: U.S. Propane, L.P.
                                                      (General Partner)

                                                  By: U.S. Propane, L.L.C.
                                                      (General Partner)

                                                  By: /s/ Michael L. Greenwood
                                                      ------------------------
                                                      Michael L. Greenwood
                                                      Vice President and Chief
                                                      Financial Officer

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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number            Description
         ------            -----------
         99-1              Press Release dated December 10, 2002